UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2007 (March 1, 2007)

Conversion Services International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-30420	20-0101495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Eagle Rock Avenue, East Hanover, New Jersey	07936
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 560-9400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 1, 2007, Conversion Services International, Inc. (the “Company”) issued a 10% Convertible Unsecured Note (the “Note”) to certain investors represented by TAG Virgin Islands, Inc. (the “Investor”) for $4,000,000. The Note will automatically convert into 13,333,333 shares of the Company’s common stock, $0.001 par value (the “Common Stock”), upon the effectiveness of the Information Statement on Schedule 14C, to be filed preliminarily by the Company with the Securities and Exchange Commission in March 2007 (the “Information Statement”).

The Information Statement relates to a stockholder action which has been approved by written consent of stockholders of the Company who hold approximately 56% (in excess of a majority) of the voting power of the Common Stock. Such stockholder action has approved: (i) a Certificate of Amendment to the Certificate of Incorporation of the Company (the “Certificate of Amendment”) pursuant to which the authorized Common Stock of the Company under the Certificate of Incorporation, as amended, will be increased from 100,000,000 shares up to 200,000,000 shares of such Common Stock, to be effective as of the filing of the Certificate of Amendment with the Delaware Secretary of State, and (ii) as required by the rules of the American Stock Exchange, the issuance of the Note that, upon exercise and conversion thereof, would result in the issuance in an aggregate amount greater than 20% of our outstanding shares of Common Stock. In accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the stockholder action is expected to become effective twenty (20) calendar days following the mailing of the Information Statement, or as soon thereafter as is reasonably practicable.

The Investor was also granted a warrant (the “Warrant”) to purchase 13,333,333 shares of the Common Stock, exercisable at a price of $0.33 per share (subject to adjustment).  The Warrant is exercisable for a period of five years.

Pursuant to a Registration Rights Agreement, the Company agreed to file a registration statement covering the shares of Common Stock underlying the Note and the Warrant. Such registration rights are more fully set forth in the Registration Rights Agreement attached to this Current Report on Form 8-K as Exhibit 10.2.

The information set forth herein with respect to the Note, the Warrant and the Registration Rights Agreement is meant to be a summary only. The entire agreements are attached hereto as Exhibits to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to that certain Amended and Restated Senior Subordinated Convertible Promissory Note issued to Sands Brothers Venture Capital LLC by Conversion Services International, Inc. (“CSI”), to that certain Amended and Restated Senior Subordinated Convertible Promissory Note issued to Sands Brothers Venture Capital III LLC by CSI and to that certain Amended and Restated Senior Subordinated Convertible Promissory Note issued to Sands Brothers Venture Capital IV LLC by CSI (the “Sands Notes”). The Maturity Date in each of the Notes is March 1, 2007. The Company, and each of Sands Brothers Venture Capital LLC, Sands Brothers Venture Capital III LLC and Sands Brothers Venture Capital IV LLC (collectively, the “Funds”), have agreed that the Company will pay the Funds $900,000 cash, as well as issue shares of Common Stock and warrants to purchase Common Stock at as final payment to satisfy the Sands Notes in full. Such payment plan is more fully set forth in the Third Extension Agreement attached to this Current Report on Form 8-K as Exhibit 10.4. The Company made its first two cash payments of $500,000 (with corresponding shares of Common Stock and warrants) on March 7, 2007.

Reference is also made to that certain Overadvance Side Letter (the “Letter”) dated as of February 1, 2006 among the Company, its subsidiaries and Laurus Master Fund, Ltd. (“Laurus”). Pursuant to the Letter, the Company is to pay Laurus approximately $258,424 per month, starting February 1, 2007, until the aggregate principal amount of $3,101,084 is paid in full (the Company has already made the first two payments). The Company and Laurus have agreed that the Company will pay to Laurus $2,084,237 and issue a warrant to purchase 1,785,714 shares of Common Stock at an exercise price of $0.01 as final payment to satisfy the Letter in full. This agreement is reflected in the Omnibus Amendment and Waiver No. 2 among the Company, CSI Sub Corp. (DE), DeLeeuw Associates, Inc. and Laurus (“Omnibus”), as well as an Amended and Restated Registration Rights Agreement (the “RRA”). Additionally, the Company, CSI Sub Corp. (DE), DeLeeuw Associates, Inc. and Laurus entered into that certain Assumption, Adoption and Consent Agreement, detailing an agreement among the parties related to the Company’s recent corporate consolidation (along with the Omnibus, the RRA and the warrant issued to Laurus, the “Laurus Documents”). Finally, on March 7, 2007, the Company satisfied the outstanding amount on that certain Secured Non-Convertible Term Note, issued to Laurus on February 1, 2006, with a cash payment to Laurus of $409,721.64.

The information set forth herein with respect to the Sands Notes, the Letter and the Laurus Documents are meant to be a summary only. The Laurus Documents are attached hereto as Exhibits 10.5, 10.6, 10.7 and 10.8 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

See Items 1.01 and 2.03 of this Current Report on Form 8-K, which is incorporated herein by this reference, for a description of the terms of the common stock purchase instrument and the warrant exercisable into shares of the Company’s common stock.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

10.1	10% Convertible Unsecured Note issued to the Investor, dated March 1, 2007.

10.2	Registration Rights Agreement by and between the Company and the Investor, dated March 1, 2007.

10.3	Common Stock Purchase Warrant issued to the Investor, dated March 1, 2007.

10.4	Third Extension Agreement among the Company and the Funds, dated March 1, 2007.

10.5	Omnibus Amendment and Waiver No. 2 among the Company, CSI Sub Corp. (DE), DeLeeuw Associates, Inc. and Laurus Master Fund, Ltd. dated March 1, 2007.

10.6	Common Stock Warrant issued to Laurus Master Fund, Ltd., dated March 1, 2007.

10.7	Assumption, Adoption and Consent Agreement among the Company, CSI Sub Corp. (DE), DeLeeuw Associates, Inc. and Laurus Master Fund, Ltd. dated March 1, 2007.

10.8	Amended and Restated Registration Rights Agreement among the Company and Laurus dated March 1, 2007.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions and other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

* * *

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERSION SERVICES INTERNATIONAL, INC.

March 7, 2007	By:	/s/ Scott Newman
Name: Scott Newman
Title: President, Chief Executive Officer and Chairman